EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER/PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kip Eardley, the President of James Maritime Holdings Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Report”) of the Company fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 6, 2024	By:	/s/ Kip Eardley
Kip Eardley
President (Principal Executive Officer)

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying report of James Maritime Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2024 (the “Report”), I, Ray Sheets, Chief Finance Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 6, 2024	By:	/s/ Ray Sheets
Ray Sheets
Principal Financial and Accounting Officer